SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 6, 2003

                                FORWARD INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	0-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road Suite E
    Pompano Beach, Florida 33064
(Address of Principal Executive Offices)

Registrant's Telephone Number, including
area code:  (954) 419-9544

(Former Address, if changed since last report)

Item 7 Financial Statements

            (c) Exhibits

            Exhibit No.       Exhibit

            99.1                 Press Release of Forward Industries Inc. on January 6, 2003.

Item 9: Regulation FD Disclosure

        On January 6, 2003, the registrant issued the attached press release reporting that a Nasdaq Qualifications Panel had approved the continued listing of its securities on the Nasdaq SmallCap Market.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2003

FORWARD INDUSTRIES, INC.

By: //s// Douglas W. Sabra___________
Name: Douglas W. Sabra
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

            Exhibit #           Exhibit

  99.1                 Press Release issued by Forward Industries, Inc. on January 6, 2003.